Exhibit 99.1

Investor Presentation March 2010

Certain statements in this presentation, and other written or oral statements made by or on behalf of us, are “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management’s expectations, beliefs, plans, estimates or projections relating to the future, including statements regarding guidance, are forward-looking statements within the meaning of these laws. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that the expectations will be realized. These forward-looking statements are subject to a number of known and unknown risks and uncertainties, many of which are beyond our control that could cause actual results to differ materially and adversely from such statements. These risks and uncertainties include: changes in the price of potash or langbeinite; operational difficulties at our facilities; changes in demand and/or supply for potash or langbeinite; changes in our reserve estimates; our ability to achieve the initiatives of our business strategy, including but not limited to the development of the HB Mine as a solution mine; changes in the prices of our raw materials, including but not limited to the price of natural gas and power; fluctuations in the costs of transporting our products to customers; changes in labor costs and availability of labor with mining expertise; the impact of federal, state or local government regulations, including but not limited to environmental and mining regulations; competition in the fertilizer industry; declines in U.S. or world agricultural production; declines in oil and gas drilling; changes in economic conditions; adverse weather events at our facilities; our ability to comply with covenants inherent in our current and future debt obligations to avoid defaulting under those agreements; continued disruption in credit markets; governmental policy changes that may adversely affect our business and the risk factors detailed in our filings with the U.S. Securities and Exchange Commission. Please refer to those filings for more information on these risk factors. 2 Forward-Looking Information

3 Intrepid Potash Strategically Located, Potash-Only Company Intrepid has an intense margin focus: Improve reliability and efficiency Capital investment to increase recoveries and productivity which is designed to lower per ton production cost Innovate production methods Our production focus combined with potash fundamentals delivers long-term margin opportunity Florida New Mexico Texas Oklahoma Kansas Nebraska South Dakota Montana Wyoming Colorado Utah Idaho Arizona Nevada Washington California Oregon Kentucky Maine New York Pennsylvania Michigan Vermont New Hampshire Virginia West Virginia Ohio Indiana Illinois North Carolina Tennessee South Carolina Alabama Mississippi Arkansas Louisiana Missouri Iowa Minnesota Wisconsin Georgia North Dakota HB Developmental Asset Operating Solar Evaporation Solution Mine Operating Conventional Mine North Mine Developmental Asset

4 Building Upon Our History of Value Creation Through Innovation February 2004: Acquired Carlsbad facilities from Mississippi Chemical April 2004: Acquired Wendover facility from Reilly Chemical February 2000: Acquired Moab facility from Potash Corp. 2000 2005 2006 2008 2007 2004 2004: Doubled Moab production by being first to use horizontal drilling methods 2007-08: Build out of management team to execute growth plan August 2005: Began langbeinite production by building first-of-its-kind plant in Carlsbad Approximately $271 Million Invested Since Inception to Improve and Expand Facilities September 2004: Built deep brine well at Wendover Years added to Mine Life: 120 Years added to Mine Life: 30 Years added to Mine Life: 59 2010 HB Solar Solution Mine Years added to Mine Life: 28 2009 April 2008: Completed Initial Public Offering; NYSE listed: IPI 2008 -09: Completed numerous debottle - necking and recovery expansion projects

5 Company Overview The largest U.S. producer of potassium fertilizer Only western world producer created and dedicated solely to potash-related products Supplies ~1.6% of global demand and ~9.4% of U.S. demand 1 of 2 global producers of sulfate of potash magnesia, marketed as Trio™ 5 active production facilities Productive capacity of approximately 0.9 million tons of potash and ~0.2 million tons of Trio™ Additional debottlenecking and brownfield productive capacity of approximately 0.2 million tons of potash and ~0.2 million tons of Trio™ potential Development projects increase reliability and recoveries to lower our per ton production cost Balance sheet and cash from operations provide flexibility and stability

6 Cash Position, Zero Debt, and Cash Flows Creates Flexibility and Stability Pro Forma EBITDA(1) (In millions) Balance Sheet as of December 31, 2009 (1) Non-GAAP reconciliation available in the appendix to this presentation $36.2 $55.1 $83.7 $41.4 $43.6 $31.5 $20.8 $14.5 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 $0.0 $0.1 $0.2 $0.3 $0.4 $0.5 $0.6 $0.7 $0.8 $0.9 $1.0 Cash and Investments $ 107 million Debt Outstanding $ - Availability under the Credit Line $ 125 million

7 Supply and Demand Conditions Lead to the Current Pricing Environment Granular MOP Midwest Pricing Midwest Granular MOP ($/ton) Source: Green Markets, Fertecon, International Plant Nutrition Institute (IPNI) Example Prices ($ / ton) U.S. Midwest (fob warehouse) $395 spot Saskatchewan (fob mine) $384 spot Brazil (cfr Brazilian port) $525-540 spot China (cfr Chinese port) $318 contract as of Dec. 2009 Japan (cfr Japanese port) $400 contract as of January 2010 India (cfr Indian port) $417 contract as of July 2009 Dec. 2006: Russian mine flood removes 1.3MM tons of KCL 1991: Collapse of Soviet Union 2006: Canpotex concludes pricing negotiations with China 1997: Potacan mine flood removes 0.8MM tons of KCL 1986: Berezniki 3 mine flood removes 1.8MM tons of KCL 2000: Acquisition of Moab 2004: Acquisition of Carlsbad and Wendover Nov. 2008: Global buyer stand-off and significant reported production curtailments Aug. 2008: Record low potash inventories July 2009: Silvinit announces $417 per ton to India Dec. 2009: BPC announces $318 per ton to China Feb. 2010: BPC raises spot price to $366 per ton on uptick in demand 0 100 200 300 400 500 600 700 800 900 1985 1987 1989 1991 1993 1995 1997 1999 2002 2004 2006 2008

8 Potash Has Performed Better Than Other Nutrients Source: Green Markets Notes: (1) Price for Granular MOP Midwest (2) Intrepid average net realized potash price though 12/31/09 Since January 2008 Indexed Historical Granular MOP Midwest Prices Compared to Other Fertilizers Prices Urea (U.S. Gulf Prill Import) DAP (New Orleans Barge) Potash (1) Intrepid Average Net Realized Potash Price (2) Recent Intrepid price increase for potash of $30 per ton to $390 per ton FOB the mine 40 60 80 100 120 140 160 180 200 220 240 260 280 Jan - 08 Mar - 08 May - 08 Jul - 08 Sep - 08 Nov - 08 Jan - 09 Mar - 09 May - 09 Jul - 09 Sep - 09 Nov - 09 Jan - 10

9 United States Potash Consumption Source : Fertecon, United States Department of Agriculture (USDA). Potash consumption is shown in fertilizer years (July – June). Potash fertilizer consumption has remained relatively constant, with an annual volatility of approximately nine percent, over the past 27 years Corn acres planted in the U.S. were 93.5MM acres in 2007, 86.0MM acres in 2008 and are estimated to be 86.5MM acres in 2009 1982: Recession leads to lower consumption; Payment In Kind program reduces planted acres 1991-1997: Low grain stocks lead to increased consumption 1998: Russian financial crisis impacts world markets 2001- mid 2008: Global economic expansion leads to increased demand (2006 delayed Chinese negotiations) - 50,000 100,000 150,000 200,000 250,000 - 2,000 4,000 6,000 8,000 10,000 12,000 Corn Acres Planted ('000) & Ending Stocks ('000 MT) KCL Tons ('000) FERTECON U.S. Potash Consumption, Corn Acres Planted and Ending Grain Stocks KCL Tons Corn Acres Ending Grain Stocks

Strong Crop Yields in 2009 Result in Removal of Nutrients from the Soil Potash application rates were down in 2008 and 2009 2009 presented good growing conditions for farmers USDA estimates strong corn crop in the United States for 2009 10 A Robust Crop = Soils Being Depleted of Nutrients Corn prices are in parity with a year ago, yields are up and cash generation to the farmer is expected to remain healthy Potash market during the latter part of 2009 and early 2010 has shown signs that farmers are resuming normalized application rates Longer-term view of nutrient use and replenishment remains positive USDA Projection for 2009/10 Corn Yield 165.2 bu/ac

Intrepid Conducted a Survey of Farmers in the United States(1) Based on survey responses from farmers, usage for fertilizer in 2010 is expected to increase over 2009 Over 70% of respondents had tested their soils in 2008/2009 and 2007/2008 fertilizer years Over 80% of respondents said that potassium was either important and / or critical to their yield potential Strong indication that potash application rates need to at least match replacement rates Based on responses, a majority of farmers are expected to apply 90% to greater than recommended rates if their soils test low in fall 2009 Fertilizer costs were not considered a top factor in crop selection The top factor in a farmer’s potash application rate is normally based on the recommended rate from soil testing Potash prices are important to a farmers buying decision 11 (1) 39,399 emails delivered, 4,049 opened, 649 responses, 1.6% response rate; Survey conducted August 24, 2009 through September 4, 2009

12 Yield Response at Varying Soil Test Levels Average Yield Response to Potash Fertilization - No data for medium alfalfa yields. Response shown is an average of low and high yield responses. - Avg. relative yield assumes all other factors are non-limiting, yields approach 100% after fertilization, application rates are optimum, and crop response reflects a similar response estimated from many sites and years . Assumes 165.2 bu/acre yield for corn Source: IPNI Average Yield Response to Potash Yield (Bu/Acre) Yields degrade at lower soil test levels High 2009 yields will remove nutrients from the soil Estimate that 38% of fields are in the low or medium categories 0 20 40 60 80 100 120 140 160 180 0% 5% 10% 15% 20% 25% 30% 35% 40% Very High High Medium Very Low/Low Soil Test Level Corn/Soybeans Alfalfa Corn Yield (Bu/Acre)

13 North American Production Matched to Market Demand 000s Tons in KCL Equivalent (1) Sales include both domestic and export sales (2) August – September 2008 North American production negatively impacted by strike at Potash Corp. facilities Source: IPNI Sales (1) Production (2) - 500 1,000 1,500 2,000 2,500 3,000

14 Potash Market Trends Worldwide recession Global buyer / dealer hesitation Producer inventories building Elective production curtailments / mine shutdowns Relatively full supply chain at the dealer and retail level Dealers unwilling to take price risk Slower sales into agricultural & industrial markets Corn prices under pressure due to high yields from good weather Mid 2008 – Mid 2009 Today Farmers are buying potash at current prices at more historically normal levels Recent announcements of price increases by potash producers Potash is moving into the supply chain Dealers willing to purchase product Global buyer hesitation appears to have moderated Weather driven demand in the U.S. North American producer inventory levels are being reduced

2010 Has Started Off Strong For Intrepid Aggregate sales of potash in January and February of 2010 have exceeded the total sales of 150,000 tons in 4Q09 Red Granular product inventory and production is fully committed through the end of March 2010 The Intrepid list price has moved up effective March 1, 2010 to: Potash - $390 per ton FOB the mine Trio™ - $196 per ton FOB the mine Truck demand from all Intrepid facilities is brisk Expectation that industrial demand for potash will begin to improve during 2Q10 All facilities running 24/7 and we expect to be back to normal capacity utilization by mid-year 15

16 In spite of financial crisis, population growth continues Assuming a 1.1% growth rate in world population: Each year – 75 million more people or approximately nine more New York Cities This would require an additional 40 million acres of arable land (1.2x the farmland in Iowa)(1) A world yield increase of 1.1% per year, to maintain current rates of arable land Potash Deliveries Track Population Growth Source: Fertecon, US Census Bureau (1) State Data Center of Iowa; 2006 estimate Collapse of Soviet Union Potash Deliveries 5-Year Forward CAGRS (2008 – 2012) 5.0% China 5.7% Brazil Historical Global Population or Potash Delivery Trendline 0 10 20 30 40 50 60 70 1981 1984 1987 1990 1993 1996 1999 2002 2005 2008E 2011E (000s Tons of Delivery in KCL Equivalent) 0 1 2 3 4 5 6 7 8 Global Midyear Population (in billions) World World ex. FSU

17 Fundamentals of Increasing Population Continue to Drive Grain Demand Over the Long-Term Note: Grains include corn, wheat, barley, oats and sorghum. Stock to use ratio is average inventory / consumption for that year; data updated monthly Source: United Nations Food and Agriculture Organization (FAO), USDA, Potash & Phosphate Institute (PPI,) International Fertilizer Industry Association (IFA), Fertecon (1) Futures prices based on closing price of Chicago Board of Trade futures contracts as of 3/4/2010; futures prices for December delivery in forecast years Hectares of Arable Land per Person Hectares per person Crop Prices Over Time(1) World Grain Production and Stock to Use Ratios Grain Production Stock to Use Ratio 5 Year Average Fall 2010 Futures Soybeans: $8.40 $9.25 Wheat: $5.14 $5.53 Corn: $3.45 $4.09 0.38 0.32 0.29 0.25 0.22 0.21 0.00 0.10 0.20 0.30 0.40 0.50 1970 1980 1990 2000 2010E 2020E $0 $2 $4 $6 $8 $10 $12 1980 1986 1992 1998 2004 2010E $/bushel Wheat All Corn Soybeans 10% 20% 30% 40% 50% 600 800 1,000 1,200 1,400 1,600 1,800 2,000 1980 1984 1988 1992 1996 2000 2004 2008E Stocks to Use Ratio Grain Production (Millions of Tons)

U.S. Corn Production Utilized for Ethanol 18 Source: USDA, Food and Agricultural Policy Research Institute (FAPRI) U.S. Corn (Million Bushels) Percent of U.S. Corn Production Utilized for Ethanol 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 U.S. Corn Production (Million Bushels) Ethanol Utilization (Million Bushels) Ethanol Utilization as a percent of U.S. Corn Production

19 Why Consider an Investment in Intrepid Potash Strong Long-Term Industry Fundamentals The Only Western World Potash Pure-Play Strategically Located Assets Diversified Markets and Customer Base Well-Defined, Attractive Organic Growth Opportunities that Lower Per-Ton-Costs

20 Potash Salt COMPO Fertiva Complementary Business Agrium Potash Phosphates Other The Only Western World Potash Pure-Play K+S Potash Potash Phosphates Nitrogen Potash Corp Mosaic Uralkali Potash Intrepid Comparables Revenue by Product - North America Comparables Revenue by Product - International ICL Potash Fertilizer & Phosphates Chemicals & Others Advanced Technologies Nitrogen Phosphates Retail Potash Source: Intrepid Potash, company websites and publicly available 2009 company financial statements. (1) 2008 data as company has not filed a 2009 annual report as of 3/2/2010. Complementary Business Other (1) (1) 35% 32% 33% 13% 2% 19% 16% 50% 24% 27% 49% 100% 3% 4% 14% 5% 67% 7% 100% 52% 31% 17%

21 Why Potash Only? (1) Potash Corp. (2) Potash percentage represents 2007, nitrogen and phosphate percentages represent 2005 figures from Integer Research Ltd. (3) Estimated by Intrepid Potash based on publicly available historic production data. Operating capacity rates for nitrogen and phosphate expressed as percentage of nameplate capacity. Productive capacity for potash estimated based on publicly available historic production data. (4) Does not include infrastructure outside the plant gates (e.g. rail, road networks, utility systems). (5) Includes all types of phosphate fertilizer production. Market Structure for Key Fertilizer Nutrients Potash Nitrogen Phosphate (5) Producing Countries 12 ~60 ~40 Key Inputs Potash ore Natural gas Phosphate rock Sulfuric acid Ammonia % of Overall Fertilizer Market (1) 17% 59% 24% Market Share of Top 5 Producers(2) 64% 13% Ammonia 39% Urea 41% Phosphoric Acid 49% Phosphate Rock % of Production Government Controlled(1) 19% 51% 50% Industry Nameplate Operating Rate (2) 85% Potash (93% Productive Capacity)(3) 86% Ammonia 89% Urea 81% Phosphoric Acid 82% Phosphate Rock Time for Greenfield Minimum 7 years 3 years 3 – 4 years Logistics for Greenfield Most Difficult Least Difficult More Difficult Estimated Cost for Greenfield (1,4) $2.6Bn for 2.0MM Tons $1.4Bn for 1.0MM Tons $1.5Bn for 1.0MM Tons

22 Average Potash Consumption Approximately 5x Greater than Our Average Production in Our Markets Low High Source: Association of American Plant Food Control Officials (AAPFCO), The Fertilizer Institute (TFI), Intrepid Potash (1) AAPFCO, Fertecon, USDA New Mexico Texas Oklahoma Kansas Colorado Mississippi Arkansas Louisiana Idaho Washington Oregon Nebraska Missouri Iowa Illinois California Wyoming Utah Arizona Nevada Strategically Located Assets Illinois, Iowa & Missouri, on average, consume ~2.3mm tons per year for agriculture or almost 25% of average U.S. potash demand.(1) Intrepid Mine Location

23 Sales of Potash & Trio™ in the United States Potash & Trio™ Potash Trio™ (Represents sales of at least 500 short tons in 2008) Intrepid Sells Potash & Trio™ into Multiple Markets & Multiple End Users Intrepid Mine Location

24 (2) Source: Green Markets and Fertecon Notes: (1) Based on Full Year 2009 for Intrepid Potash Inc., Potash Corp., Mosaic Co., Agrium Inc.; Intrepid Q1, Q2 ,Q3 and Q4 2009 represent a gross margin advantage of $204, $122, $99 and $27 per ton over our North American competitors . Results exclude the effect of abnormal production expenses. (2) Total COGS include: Cash operating costs including all royalty, profit and capital taxes; Royalties of $20 per ton for Intrepid; Royalty, profit and capital taxes of $17 per ton for N. American Competitors (3) Intrepid reports “average net realized sales price” which is an operating performance measure commonly used in the potash mining industry. Average net realized sales prices are derived by subtracting freight costs from gross sales revenue and then dividing this result by sales tons. Intrepid vs. North American Competitors Most Recently Reported Year ($ per ton) Intrepid’s Advantage Most Recently Reported Year ($ per ton) (1) Our 3.5% net sales royalty rate is significantly lower than royalty and resource tax burden of our principal competitors $151 $37 + = Strategically Located: Location, Tax Advantage, and Leverage to Potash Price (2) $541 $390 $(234) $(197) $0 $100 $200 $300 $400 $500 $600 Average Net Realized Sales Price Total COGS Intrepid N. American Competitors $151 $(37) $114 ($40) ($10) $20 $50 $80 $110 Average Net Realized Sales Price Total COGS Gross Margin Advantage 2005 2006 2007 2008 2009 Intrepid average net realized sales price per ton advantage (3) 29.00 $ 43.00 $ 39.00 $ 88.00 $ 151.00 $

Low-Cost, Solar Evaporation Assets 25

26 We sell potash into three different markets: Agricultural, Industrial and Feed Agricultural represents ~70% of Intrepid sales compared to an industry average of 92%(1) Agricultural primarily consumes granular potash and Trio™, industrial primarily consumes standard potash Standard potash costs less to produce Pricing similar across segments Industrial primarily consists of deliveries of standard potash to oil and gas drillers From July 3, 2009 to March 5, 2010 the Baker Hughes United States Rotary Rig Count has increased by 50% from 928 to 1,396 Industrial customers rely on spot market sales and just-in-time delivery Intrepid Potash Sales Industrial Agricultural Feed Diversified Markets and Customer Base Includes: Barley Corn Cotton Hay Nuts Rice Soybeans Vegetables Wheat (1) Source: Fertecon FY 2008 FY 2009 Agricultural 62% 69% Industrial 30% 18% Feed 8% 13%

27 Facility Estimated Key Benefits Estimated in service date Potash Debottlenecking and Expansion Projects at Existing Facilities Langbeinite Recovery Project East 2011 Step change in langbeinite recoveries Reduced water consumption Lower East mine cost structure 2011 Storage and Hoisting Capacity Upgrade West H2 2009 Decouple underground and surface operations Improve potash recoveries at West mine In Service Digital Controls Carlsbad 2010 Enhance both surface and underground operational performance of facilities Enhance underground safety at facilities 2010 Additional Compaction Moab 2010 Ability to granulate 100% of production from Moab Provides flexibility to respond to differing market demands 2010 Additional Caverns Moab 2010 Provide more brine to solar evaporation ponds Increase production 2010 Significant Future Productivity Projects HB Solution Mine HB 2011 Convert abandoned mine to low cost solution mine Utilize solar evaporation to create low cost tons Expected production of ~175 ,000 tons Late 2011 Well-Defined Attractive Growth Opportunities to Increase Production and Lower Per Ton Costs 2010 Capex budget of $125 to $155 million $45 to $65 million likely to be allocated to sustaining and improvement capital $55 to $75 million likely to be allocated to fund portions of the projects listed below 2010 capital program to be funded out of cash flow and existing cash on hand

28 $600 per ton Capex to reopen an existing mine compared to an estimated cost of ~$1,200 per ton for greenfield projects HB expected to be among the lower-cost potash mines in North America Same proven solar evaporation and solution mining technology as used in Moab Will share infrastructure with existing Carlsbad operations Production cost per ton estimated to be $65 to $70 per ton(1) Estimated annual production – 150,000-200,000 tons Filed permit application in March 2008; Proposed Mine plan submitted to the BLM in May 2008; BLM requested Environmental Impact Statement (EIS) in January 2009 We anticipate completing the EIS process by Summer 2011 Production planned to begin ~12 months after permit approval Total area available to be flooded: 1.3x size of Manhattan HB Potash Solution Mine: Incremental Low Cost Tons Potash Pillar (1) Based on third party feasibility study

29 Strong Long-Term Industry Fundamentals The Only Western World Potash Pure-Play Strategically Located Assets Diversified Markets and Customer Base Well-Defined, Attractive Organic Growth Opportunities Final Thoughts

Appendix

31 Conversion Rates 1 metric tonne = 1.102 short tons 1 product ton of potash (KCL or KCL Equivalent) = 61% K20 1 product ton of langbeinite = 22% K20 1 product ton of SOP = 50% K20

32 Long-Life Reserves (1) Product / Operations Date Mine Opened Current Extraction Method Minimum Remaining Life (years) Current Annual Productive Capacity in Potash Product Tons Muriate of Potash Solar Moab 1965 Solution 126 130 Wendover 1932 Shallow Brine 30 100 HB Solution Mine(2) N/A Solution 28 - Conventional Carlsbad West 1931 Underground 130 430 Carlsbad East 1965 Underground 57 250 Total Muriate of Potash 910 Sulfate of Potash Magnesia (Langbeinite) Carlsbad East 1965 Underground 51 210 (1) Based upon December 31, 2009, reserves as estimated by Agapito Associates in accordance with SEC requirements. (2) The Carlsbad HB Solution Mine reserves are based on the planned flooding of 4,400 of the 21,600 acres of the old mine workings and recovery of potash from the residual pillars only with the brine extracted using submersible pumps. Debottlenecking capacity brings efficiencies and lowers per ton costs

33 Select Pro Forma Data Adjusted Pro Forma Net Income (1) (In millions) Pro Forma EBITDA (1) (In millions, except gross margin percentage) Pro Forma Net Sales (In millions) Pro Forma Earnings Per Share (Diluted) (1) Non-GAAP reconciliation available in this appendix $36.2 $55.1 $83.7 $41.4 $43.6 $31.5 $20.8 $14.5 40% 57% 62% 60% 49% 43% 31% 20% Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 $15.9 $31.6 $49.8 $24.3 $25.2 $17.4 $13.3 $12.3 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 $74.2 $99.5 $141.2 $77.3 $88.9 $73.4 $66.4 $73.1 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 $0.26 $0.43 $0.66 $0.30 $0.33 $0.19 $0.13 $0.09 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409

34 Select Operating Data Potash Average Net Realized Sales Price (Per short ton) Trio™ Average Net Realized Sales Price (Per short ton) $295 $425 $623 $762 $727 $674 $458 $408 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 $123 $188 $283 $323 $330 $338 $246 $190 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409

Calculation of Pro Forma EBITDA 35 Non-GAAP Reconciliation Earnings before income taxes, interest, depreciation and amortization (“EBITDA”) is computed as net income adjusted for the add back of income tax expense, interest expense including derivatives, depreciation, depletion, amortization, asset retirement obligation liability accretion, write-off of term loan bank fee and impairment. This non-GAAP measure is presented since management believes that it provides useful additional information to investors for analysis of Intrepid’s ability to internally generate funds for capital investment. In addition, EBITDA is widely used by professional research analysts and others in the valuation, comparison, and investment recommendations of companies in the potash mining industry, and many investors use the published research of industry research analysts in making investment decisions. EBITDA should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow, or liquidity measures prepared under GAAP. Since EBITDA excludes some, but not all items that affect net income and net cash provided by operating activities and may vary among companies, the EBITDA amounts presented may not be comparable to similarly titled measures of other companies. Net income for the three months ended March 31 and June 30, 2008 respectively, is presented on a pro forma basis as fully described in Part I, Item 1A to our respective Form 10-Q’s. Pro forma net income includes adjustments to reduce net income for the effect of stock compensation, interest expense, and income taxes for the period prior to our IPO. 2009 2008 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Pro Forma Net Income $19,284 $32,446 $49,719 $22,690 $24,681 $14,436 $9,520 $6,705 Add: Income tax expense 12,657 20,580 29,474 13,927 15,196 13,023 6,392 2,294 Add: Interest expense, including derivatives 1,433 (1,201) 643 2,703 203 (251) 639 214 Add: Depreciation, depletion, amortization and accretion 2,790 2,782 3,076 2,087 3,492 4,256 4,270 5,310 Add: Write-off of term loan bank fee - 456 - - - - - - Add: Impairment Expense - - 756 - - - - - Total adjustments 16,880 22,617 33,949 18,717 18,891 17,028 11,301 7,818 Pro Forma Earnings Before Income Taxes, Interest Depreciation, Depletion and Amortization $36,164 $55,063 $83,668 $41,407 $43,572 $31,646 $20,821 $14,523

Calculation of Pro Forma Adjusted Net Income 36 Non-GAAP Reconciliation Adjusted net income is calculated as net income adjusted for significant non-cash and unusual items. Examples of non-cash and unusual charges include insurance settlements in excess of property losses, non-cash gains or losses associated with unrealized derivative adjustments, our abnormal production adjustment, and the write-off of costs associated with the delay in permitting for the HB Mine associated with contractor mobilization and demobilization. The non-GAAP measure of adjusted net income is presented because management believes it provides useful additional information to investors for analysis of Intrepid's fundamental business on a recurring normal basis. In addition, management believes that the concept of adjusted net income is widely used by professional research analysts and others in the valuation, comparison, and investment recommendations of companies in the potash mining industry, and many investors use the published research of industry research analysts in making investment decisions. Adjusted net income should not be considered in isolation or as a substitute for net income, income from operations, cash provided by operating activities or other income, profitability, cash flow, or liquidity measures prepared under GAAP. Since adjusted net income excludes some, but not all items that affect net income and may vary among companies, the adjusted net income amounts presented may not be comparable to similarly titled measures of other companies. Net income for the three months ended March 31 and June 30, 2008 respectively, is presented on a pro forma basis as fully described in Part I, Item 1A to our respective Form 10-Q’s. Pro forma net income includes adjustments to reduce net income for the effect of stock compensation, interest expense, and income taxes for the period prior to our IPO. (1) Statutory rate of 39.5% for 2009 and statutory rate of 39.3% for 2008. Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Pro Forma Net Income 19,284 $ 32,446 $ 49,719 $ 22,690 $ 24,681 $ 14,436 $ 9,520 $ 6,705 $ Adjustments Insurance reimbursements (6,998) 32 1 19 14 2 (5) (1) Unrealized derivative (gain) loss 1,467 (1,499) 209 2,609 (369) (846) 405 (631) Cost associated with abnormal production - - - - 1,186 5,179 5,784 9,366 Write-off of mobilization costs associated with the delay of the HB Mine - - - - - 586 - - Other - - - - - - - 440 Calculated tax effect 1 2,174 577 (83) (1,033) (317) (1,929) (2,424) (3,624) Total adjustments (3,357) (890) 127 1,595 514 2,992 3,760 5,550 Adjusted Net Income 15,927 $ 31,556 $ 49,846 $ 24,285 $ 25,195 $ 17,428 $ 13,280 $ 12,255 $ 2008 2009

37 Historical Quarterly Production and Sales Summary (1) Q409 Data represents the range disclosed as part of our Current Report on Form 8-K filed with the SEC on 1/21/10 March 31, June 30, September 30, December 31, March 31, June 30, September 30, December 31, Production volume (in thousands of short tons): Potash 224 210 200 201 137 131 112 124 Langbeinite 56 58 50 34 42 45 60 45 Sales volume (in thousands of short tons): Potash 213 213 204 94 99 80 111 150 TrioTM 93 47 50 17 38 45 40 25 2008 2009

38 Carlsbad Potash Area

39 HB – Potash Mine Flood Area

40 19,033 Low-Cost, Low-Sovereign Risk Expansions Capital Cost Curve for Announced Potash Expansion Projects Capital Costs ($) / ton (1) Incremental Annual Production Capacity (2) MOS / PCS / Intrepid PCS CVRD (Argentina) MagMinerals (Congo) Greenfield Project Intrepid Greenfield (HB) Brownfield Project Intrepid Brownfield Notes: (1) Annual KCl production per year (2) Thousand tons of KCl Mosaic 0 200 400 600 800 1,000 1,200

41 Historical Depleted Mines Mines Currently With Less than 15 Years Reserve Life Theodore, Amelie, Marie Louis mines in France Pasquasi and San Cataldo mines in Italy Salzdetfurth, Friedrichshall, Bergmannssegen-Hugo, Siegfried-Giesen, and Niedersachen-Riedel German mines Trona, California Several West German / East German mines Horizon-Amax, Wills-Weaver, Saunders in Carlsbad Potash operations at Mosaic’s Hersey facility will be discontinued in 2012 Mosaic, Carlsbad (Potash operations) Boulby, England Soligorsk I, Belarussia Taquari, Brazil Source: Fertecon, Intrepid Potash, and public filings Global Industry Susceptible to Production Interruptions & Supply “Shocks” Mine Closures Due to Water Inflows PCA (Patience Lake) (0.8MM tons KCL / yr) Potacan mine (0.8MM tons KCL / yr) Mines with Water Inflows K2 Mine Esterhazy Penobsquis Mine, Sussex St. Paul mine (Congo) (0.8MM tons KCL / yr) 1980 1984 1988 1996 2000 2010 2004 1992 1976 Berezniki I (1.3MM tons KCL / yr) Berezniki 3 mine (1.8MM tons KCL / yr) Mine Closures Due to Depletion In the 70 plus years of potash mining in the Carlsbad area there has never been a mine lost to flooding or a water incursion due to geologic differences

42 Few Deposits, Fewer Global Producers 2009– MM KCL Equivalent Tons (2) (3) (2) (2,5) Source: Public filings and select country data from Fertecon (1) Mosaic’s fiscal year ends on May 31. (2) PCS has ownership stake. (3) PCS markets Intrepid Potash’s products outside North America. (4) Compass Minerals produces potassium sulfate (SOP), which does not compete directly with MOP. Compass Minerals’ SOP is produced both directly and by reprocessing MOP purchased from other producers. Estimated reprocessed production is excluded from the figures for Compass Minerals. (5) Estimate for 2009 production. (1) (4) Production Share Canpotex BPC 1.5% (5) 0 1 2 3 4 5 6 7 8 9 10 11 PCS Mosaic Agrium Belaruskali Uralkali K&S Silvinit ICL China APC Intrepid SQM Vale Compass PCS Affiliates BPC Canpotex RoW Intrepid 32.1% 18.6% 19.2% 28.6%

43 Potash Production and North American Inventory Levels N. American Inventory (000s Tons KCL Equivalent) Source: IPNI, Fertecon, Intrepid Potash Potash Production (000s Tons KCL Equivalent) (1) Global Production North American Production 5,000 15,000 25,000 35,000 45,000 55,000 65,000 75,000 500 1,500 2,500 3,500 4,500 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

44 Demand Growth from Brazil, India & China Reaching Recommended Application Levels China Brazil India Source: IPNI, Potash Corp (MM Tons KCL) Goal to attain self-sufficiency of food supply History of under-application of potash Need to increase yields Increasing land use for agricultural purposes ~15MM ~7MM ~5MM 0 5 10 15 20 25 30 35 Current Potential 0 2 4 6 8 10 12 Current Potential 0 2 4 6 8 10 12 Current Potential

45 Fertilizer Use Far Below Recommended Rates Source: Morgan Stanley, Agricultural Products Research, September 4, 2008 146% Shortfall 86% Shortfall 288% Shortfall Global Application Rates (lb/acre) 60 112 24 59 17 66 0 20 40 60 80 100 120 Nitrogen Phosphate Potash Current Application Rate Scientifically Recommended Rate

46 Returns for Corn Growers - Non-land fixed costs include: labor, opportunity cost of unpaid labor, taxes, insurance, general overhead, and machine and equipment expenses - Other variable costs include: seed, chemicals, fuel, lube, electricity, repairs, water, interest, custom operations, and drying - Land costs are shown as the rental rate of land (opportunity cost) - Corn Farm Price is Dec. futures price minus $0.30 basis - Potash consumption in shown in fertilizer years (2008/2009 included under 2008). Data is estimated for 2008 and 2009 Source: USDA, Fertecon, Intrepid Potash Corn Farm Price Potash (4%) Land (23%) Non-Land Fixed Costs (27%) Other Variable Costs (31%) Total Fertilizer (19%) Per Bushel Return Historical Corn Input Costs and Price Potash Consumption $ per bushel Potash Consumption (KCL tons ‘000) 0 2000 4000 6000 8000 10000 12000 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009F 2010F 2009 2010 Farm Price 3.39 $ 3.78 $ Gross Margin 0.33 $ 0.73 $ Input Costs Potash 0.12 $ 0.12 $ Total Fertilizer 0.63 $ 0.58 $ Other Variable 0.93 $ 0.95 $ Non-Land 0.82 $ 0.83 $ Land 0.69 $ 0.70 $ Total 3.06 $ 3.05 $

Return on Potash Investment for Corn & Soybeans 47 ROI assumes 165.2 bu/acre and $3.78/bu for corn, 44.0 bu/acre yield and $8.93 for soybeans, $500/ton KCL Input Costs for Corn ($/bu) Input Costs for Corn ($/acre) Return on Potash Investment Source: USDA, IPNI, & Intrepid Potash Corn Soybeans Input costs for corn use USDA estimate of 165.2 bu/acre for corn Soil Test Level Application Rate Value of Cost of Return from ROI % of U.S. Fields (ppm) Classification Yield Response to K (lbs/acre K20) Response Potash Potash $/$ 15% 0-80 Very Low/Low 35% 89.21 218.56 $ 36.56 $ 182.00 $ 5.98 $ 23% 81-130 Medium 13% 44.60 81.18 $ 18.28 $ 62.90 $ 4.44 $ 15% 131-160 High 2% 22.30 12.49 $ 9.14 $ 3.35 $ 1.37 $ 47% 161+ Very High 0% 0.00 - - - - 2010 Revenue 624.46 $ Gross Margin 120.97 $ Input Costs Potash 19.80 $ 4% Total Fertilizer 94.99 $ 19% Other Variable 156.81 $ 31% Non-Land 136.57 $ 27% Land 115.12 $ 23% Total 503.49 $ % of Total Costs 2010 Revenue 3.78 $ Gross Margin 0.73 $ Input Costs Potash 0.12 $ 4% Total Fertilizer 0.58 $ 19% Other Variable 0.95 $ 31% Non-Land 0.83 $ 27% Land 0.70 $ 23% Total 3.05 $ % of Total Costs